                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)                July 30, 2003
                                                            --------------------



                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-6516                  13-2529596
    --------------------          --------------------      --------------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)




           14 Philips Parkway
          Montvale, New Jersey                                   07645-9998
          --------------------                              --------------------
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code)          (201)  391-8100
                                                            --------------------

Item 12.  Results of Operations and Financial Condition

          On July 30, 2003, Datascope Corp. issued a press release announcing the company's earnings for the fiscal year ended June 30, 2003. A copy of the release is furnished as Exhibit 99.1 of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                               DATASCOPE CORP.

                                               Registrant



                                               By:      /s/ Fred Adelman
                                                        ------------------------
                                                        Chief Accounting Officer
                                                        and Corporate Controller



     Dated: July 30, 2003

                                  EXHIBIT INDEX


Exhibit 99.1         Earnings Release of Datascope Corp. dated July 30, 2003